UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 21, 2009 (May 8, 2009)

Atlantic Wine Agencies, Inc.
(Exact name of registrant as specified in its charter)

Florida                                                     333-63432                                             65-1102237
(State or Other Jurisdiction                            (Commission File                                     (I.R.S. Employer
of Incorporation)                                            Number)                                           Identification No.)

Europa Place d'Armes, 750 Côte de Place d'Armes
Suite 64, Montréal Qc H2Y 2X8
Canada
(Address of principal executive offices)
(Zip code)

(917) 660-5755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02         Unregistered Sales of Equity Securities.

On May 8, 2009, we issued 1,000,000 shares of common stock to Andre L’Heureux as consideration for his appointment as the Company’s President and Chief Operating Officer.

On May 13, 2009, we issued:

•     1,000,000 shares of common stock to JMR Holdings, Inc. in consideration for certain consulting services;

•     75,000 shares of common stock to each of Jeffery Wollin, Steven A. Sanders and William S. Rosenstadt in consideration for certain consulting services; and

•     300,000 shares of common stock to Elso Investment Corp.

 We issued the shares under an exemption provided by Section 4(2) of the Securities Act of 1933.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, we appointed Andre L’Heureux as our President and Chief Operating Officer.  As consideration for his appointment we provided Mr. L’Heureux with 1,000,000 shares of our common stock.

Mr. L'Heureux has over 25 years of experience in the chemical and biotechnological sector. He will be responsible for the planning, implementation and production of our proposed first operating plastics and synthetic tire depolymerization plants in Quebec, Canada.  Previously, Mr. L'Heureux was the President of Chemco Inc., a private chemical company for industrial water treatment products. Mr. L'Heureux has been a researcher in the development of polymer and biopolymer products. In 1984, he finished his studies as mechanical technologist from Limoilou College. Mr. L'Heureux continued his studies in the field of business administration at the University of Quebec.

Item 8.01         Other Events

We have begun to take the necessary steps to change our name to Novo Energies Corporation and to effect a three-for-one forward stock split.  We cannot assure you that either of these corporate actions will ever take effect.  We announced some of these proposed corporate actions in a press release of May 9, 2009 in which we also announced the appointment of Mr. Andre L'Heureux as our new President and Chief Operations Officer.

Item 9.01         Financial Statements and Exhibits

 Exhibit 99.1    Press release dated May 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Wine Agencies, Inc.

Date: May 20, 2009

By:        /s/ Antonio Treminio
Name:  Antonio Treminio
Title:    Chief Executive Officer